                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 2, 2006
                        (Date of earliest event reported)

                           NOVELOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   333-119366                 04-3321804
----------------------------     ------------------       ---------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)

                          ONE GATEWAY CENTER, SUITE 504
                                NEWTON, MA 02458
                    (Address of principal executive offices)

                          (617) 244-1616 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 2, 2006, we entered into a securities purchase agreement with approximately 35 accredited investors whereby we sold 11,154,073 shares of our common stock and agreed to issue warrants to purchase 8,365,542 shares of our common stock for an aggregate purchase price of $15,058,005. The warrants are exercisable until March 2011 at an exercise price of $2.50 per share.

     We agreed to register the resale of the shares of common stock sold in the offering and issuable upon exercise of the warrants. We are required to file the registration statement with the SEC by 30 days after the closing and use our best efforts to cause the registration statement to be declared effective under the Securities Act of 1933, as amended, within 120 days after the closing of the offering. We are required to use our best efforts to keep the registration statement continuously effective under the Securities Act until the earlier of the date when all the registrable securities covered by the registration statement have been sold or the second anniversary of the closing. In the event that the registration statement is not filed or declared effective when due, we are obligated to pay the investors liquidated damages in the amount of 1% of the purchase price for each month in which we are in default.

     Oppenheimer & Co., Inc. acted as the placement agent and Rodman & Renshaw,
LLC acted as the sub-placement agent in connection with the offering. The aggregate commissions payable to Oppenheimer and Rodman & Renshaw in connection with the private placement were approximately $1,000,000. In addition, we issued them warrants to purchase 669,244 shares of common stock identical to those sold to the investors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Number    Description

          99.1      Press Release dated March 2, 2006 entitled "Novelos
                    Therapeutics Announces $12.9 million Private Placement"

          99.2      Form of Securities Purchase Agreement dated March 2, 2006

          99.3      Form of Common Stock Purchase Warrant dated March 2006

          99.4      Placement Agent Agreement with Oppenheimer & Co. Inc. dated
                    December 19, 2005

          99.5      Press release dated March 2, 2006 entitled "Novelos
                    Therapeutics Announces $15 million Private Placement,
                    Supplementing Today's Earlier Announcement"

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 2, 2006                       NOVELOS THERAPEUTICS, INC.

                                            By: /s/ Harry S. Palmin
                                                ----------------------------
                                                Name:  Harry S. Palmin
                                                Title: President and Chief
                                                       Executive Officer

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                                  EXHIBIT INDEX

NUMBER   DESCRIPTION

99.1     Press Release dated March 2, 2006 entitled "Novelos Therapeutics
         Announces $12.9 million Private Placement"

99.2     Form of Securities Purchase Agreement dated March 2, 2006

99.3     Form of Common Stock Purchase Warrant dated March 2006

99.4     Placement Agent Agreement with Oppenheimer & Co. Inc. dated
         December 19, 2005

99.5     Press release dated March 2, 2006 entitled "Novelos Therapeutics
         Announces $15 million Private Placement, Supplementing Today's Earlier
         Announcement"

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